UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 3, 2008

Heritage Explorations, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-139045	26-1875304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 South Brodie Street, Suite 510, Thunder Bay, ON Canada		P7B 6M3
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (807) 626-9869

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2008 we appointed John L. Ogden as president and director of our company.

Since 1995 John Ogden has been a principal and managing director of Wood Roberts, LLC., an energy investment banking and corporate financial advisory firm based in Houston, Texas.  Between 1985 and 1995, he managed an independent corporate financial consulting business specializing in domestic and international energy issues, providing M&A advice, and strategic corporate financial consulting services.

Effective March 3, 2008 Terry Desjardins resigned as our president.  Mr. Desjardins will remain as our Secretary and Treasurer.

Our board of directors now includes Terry Desjardins and John Ogden.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE EXPLORATIONS, INC.

/s/ John L. Ogden
John L. Ogden
President

Date March 3, 2008